UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2013

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 22, 2013, Super Micro Computer, Inc. issued a press release announcing its operating and financial results for the second quarter fiscal year 2013. A copy of the press release including consolidated financial statements for the second quarter ended December 31, 2012 is being furnished as Exhibit 99.1. Exhibit 99.2 are the slides for Super Micro Computer Inc.’s second quarter earnings presentation on January 22, 2013. All of the information in Exhibit 99.1 and Exhibit 99.2 is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated January 22, 2013 announcing its operating and financial results for the second quarter fiscal year 2013.

99.2	Slides for Super Micro Computer, Inc.’s second quarter earnings presentation on January 22, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: January 22, 2013	By:	/s/ Charles Liang
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated January 22, 2013 announcing its operating and financial results for the second quarter fiscal year 2013.

99.2	Slides for Super Micro Computer, Inc.’s second quarter earnings presentation on January 22, 2013.